Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2004

J.P. MORGAN CHASE & CO. TABLE OF CONTENTS

Note: Prior periods have been adjusted to conform with current methodologies.

REPORTED BASIS

J.P. MORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share, ratio and employee data)

							2QTR 2004						YTD 2004
	2QTR		1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2004		2004	2003	2003	2003	1Q 2004		2Q 2003		2004	2003	2003
SELECTED INCOME STATEMENT DATA:
Revenue	$8,599		$8,977	$8,068	$7,748	$9,034	(4)%		(5)%		$17,576	$17,440	1%
Provision for Credit Losses	203		15	139	223	435	NM		(53)		218	1,178	(81)
Noninterest Expense	9,471		6,059	5,220	5,095	5,832	56		62		15,530	11,373	37
Net Income (Loss)	(548)		1,930	1,864	1,628	1,827	NM		NM		1,382	3,227	(57)
Per Common Share:
Net Income (Loss) per Share:
Basic	$(0.27)		$0.94	$0.92	$0.80	$0.90	NM		NM		$0.67	$1.60	(58)
Diluted	(0.27)		0.92	0.89	0.78	0.89	NM		NM		0.65	1.57	(59)
Cash Dividends Declared per Share	0.34		0.34	0.34	0.34	0.34	—		—		0.68	0.68	—
Book Value per Share (Period-End)	21.52		22.62	22.10	21.55	21.53	(5)		—
Closing Share Price	38.77		41.95	36.73	34.33	34.18	(8)		13
Common Shares Outstanding:
Average:
Basic	2,042.8		2,032.3	2,016.2	2,012.2	2,005.6	1		2		2,037.6	2,002.8	2
Diluted	2,099.6		2,092.7	2,079.3	2,068.2	2,050.6	—		2		2,096.3	2,036.3	3
Common Shares at Period-End	2,087.5		2,081.7	2,042.6	2,039.2	2,035.1	—		3
SELECTED RATIOS:
Return on Average Common Equity (a)	NM		17%	17%	15%	17%	NM		NM		6%	15%	(900	)bp
Tier 1 Capital Ratio	8.2	%(b)	8.4	8.5	8.7	8.4	(20	)bp	(20	)bp
SELECTED BALANCE SHEET DATA (PERIOD-END):
Total Assets	$817,763		$801,078	$770,912	$792,700	$802,603	2%		2%
Deposits	346,539		336,886	326,492	313,626	318,248	3		9
Common Stockholders’ Equity	44,932		47,092	45,145	43,948	43,812	(5)		3
FULL-TIME EQUIVALENT EMPLOYEES	91,008		93,285	93,453	92,940	92,256	(2)		(1)
SEGMENT EARNINGS
Investment Bank	$703		$1,110	$864	$877	$1,037	(37)		(32)		$1,813	$1,933	(6)%
Treasury & Securities Services	121		119	143	140	111	2		9		240	223	8
Investment Management & Private Banking	93		116	100	79	58	(20)		60		209	84	149
JPMorgan Partners	187		116	23	6	(96)	61		NM		303	(318)	NM
Chase Financial Services	620		427	560	432	853	45		(27)		1,047	1,501	(30)
Support Units and Corporate	82		42	174	94	(136)	95		NM		124	(196)	NM

Operating Earnings (c)	$1,806		$1,930	$1,864	$1,628	$1,827	(6)		(1)		$3,736	$3,227	16

(a)	Based on annualized amounts.
(b)	Estimated
(c)	Refer to page 8 for a reconciliation between reported Net Income and Operating Earnings.

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — REPORTED BASIS (in millions, except per share, ratio and employee data)

						2QTR 2004						YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004		2Q 2003		2004	2003	2003
REVENUE
Investment Banking Fees	$893	$692	$846	$649	$779	29%		15%		$1,585	$1,395	14%
Trading Revenue	873	1,720	754	829	1,546	(49)		(44)		2,593	2,844	(9)
Fees and Commissions	2,968	2,933	2,871	2,742	2,551	1		16		5,901	5,039	17
Private Equity Gains (Losses)	421	306	163	120	(29)	38		NM		727	(250)	NM
Securities Gains	39	126	29	164	768	(69)		(95)		165	1,253	(87)
Mortgage Fees and Related Income	327	244	140	8	311	34		5		571	744	(23)
Other Revenue	253	126	254	188	45	101		462		379	137	177

Total Noninterest Revenue	5,774	6,147	5,057	4,700	5,971	(6)		(3)		11,921	11,162	7
Interest Income	5,453	5,478	5,614	5,696	5,871	—		(7)		10,931	12,134	(10)
Interest Expense	2,628	2,648	2,603	2,648	2,808	(1)		(6)		5,276	5,856	(10)

Net Interest Income	2,825	2,830	3,011	3,048	3,063	—		(8)		5,655	6,278	(10)

Revenue before Provision for Credit Losses	8,599	8,977	8,068	7,748	9,034	(4)		(5)		17,576	17,440	1
Provision for Credit Losses	203	15	139	223	435	NM		(53)		218	1,178	(81)

TOTAL NET REVENUE	8,396	8,962	7,929	7,525	8,599	(6)		(2)		17,358	16,262	7

NONINTEREST EXPENSE
Compensation Expense	3,011	3,370	2,577	2,713	3,231	(11)		(7)		6,381	6,405	—
Occupancy Expense	440	431	482	391	543	2		(19)		871	1,039	(16)
Technology and Communications Expense	786	819	756	719	732	(4)		7		1,605	1,369	17
Other Expense	1,444	1,439	1,405	1,272	1,226	—		18		2,883	2,460	17
Litigation Reserve (a)	3,700	—	—	—	100	NM		NM		3,700	100	NM
Merger Costs	90	—	—	—	—	NM		NM		90	—	NM

TOTAL NONINTEREST EXPENSE	9,471	6,059	5,220	5,095	5,832	56		62		15,530	11,373	37

Income (Loss) before Income Tax Expense	(1,075)	2,903	2,709	2,430	2,767	NM		NM		1,828	4,889	(63)
Income Tax Expense (Benefit)	(527)	973	845	802	940	NM		NM		446	1,662	(73)

NET INCOME (LOSS)	$(548)	$1,930	$1,864	$1,628	$1,827	NM		NM		$1,382	$3,227	(57)

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK	$(561)	$1,917	$1,851	$1,615	$1,815	NM		NM		$1,356	$3,202	(58)

NET INCOME (LOSS) PER COMMON SHARE
Basic	$(0.27)	$0.94	$0.92	$0.80	$0.90	NM		NM		$0.67	$1.60	(58)
Diluted	(0.27)	0.92	0.89	0.78	0.89	NM		NM		0.65	1.57	(59)
FINANCIAL RATIOS
Return on Average Assets (b)	NM	1.01%	0.95%	0.83%	0.96%	NM		NM		0.35%	0.84%	(49	)bp
Return on Average Common Equity (b)	NM	17	17	15	17	NM		NM		6	15	(900)
Common Dividend Payout Ratio	NM	38	38	44	40	NM		NM		106	44	6,200
Effective Income Tax Rate	49%	34	31	33	34	1,500	bp	1,500	bp	24	34	(1,000)
Overhead Ratio	110	67	65	66	65	4,300		4,500		88	65	2,300
FULL-TIME EQUIVALENT EMPLOYEES	91,008	93,285	93,453	92,940	92,256	(2)%		(1)%

(a)	Reflects a $3.7 billion and $100 million addition to the Litigation Reserve.
(b)	Based on annualized amounts.

J.P. MORGAN CHASE & CO. SELECTED NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL (in millions)

						2QTR 2004				YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004	2Q 2003	2004	2003	2003
NONINTEREST REVENUE
Fees and Commissions:
Investment Management and Service Fees	$668	$668	$618	$573	$508	—%	31%	$1,336	$1,053	27%
Custody and Institutional Trust Service Fees	478	442	431	404	408	8	17	920	766	20
Credit Card Fees	767	734	825	756	698	4	10	1,501	1,390	8
Brokerage Commissions	350	401	316	310	296	(13)	18	751	555	35
Lending-Related Service Fees	148	139	172	157	127	6	17	287	251	14
Deposit Service Fees	264	274	279	298	284	(4)	(7)	538	569	(5)
Other Fees	293	275	230	244	230	7	27	568	455	25

Total	$2,968	$2,933	$2,871	$2,742	$2,551	1	16	$5,901	$5,039	17

NONINTEREST EXPENSE
Other Expense:
Professional Services	$329	$372	$394	$325	$324	(12)	2	$701	$649	8
Outside Services	355	376	311	294	310	(6)	15	731	582	26
Marketing	202	199	200	179	167	2	21	401	331	21
Travel and Entertainment	123	118	128	103	102	4	21	241	191	26
Amortization of Intangibles	79	79	74	73	73	—	8	158	147	7
All Other	356	295	298	298	250	21	42	651	560	16

Total	$1,444	$1,439	$1,405	$1,272	$1,226	—	18	$2,883	$2,460	17

J.P. MORGAN CHASE & CO. CONSOLIDATED BALANCE SHEET (in millions)

						Jun 30, 2004
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2004	2004	2003	2003	2003	2004	2003
ASSETS
Cash and Due from Banks	$23,525	$19,419	$20,268	$18,585	$23,398	21%	1%
Deposits with Banks	39,135	35,600	10,175	10,601	10,393	10	277
Federal Funds Sold and Securities Purchased under Resale Agreements	100,851	79,414	76,868	88,752	69,748	27	45
Securities Borrowed	44,947	49,881	41,834	37,096	41,067	(10)	9
Trading Assets:
Debt and Equity Instruments	187,640	189,549	169,120	146,731	139,275	(1)	35
Derivative Receivables (a)	49,980	58,434	83,751	83,787	93,602	(14)	(47)
Securities	64,915	70,747	60,244	65,152	82,549	(8)	(21)
Loans (Net of Allowance for Loan Losses)	221,971	213,510	214,995	231,448	222,307	4	—
Private Equity Investments	6,663	7,097	7,250	7,797	7,901	(6)	(16)
Goodwill	8,731	8,730	8,511	8,134	8,132	—	7
Other Intangibles:
Mortgage Servicing Rights	5,707	4,189	4,781	4,007	2,967	36	92
Purchased Credit Card Relationships	893	953	1,014	1,078	1,141	(6)	(22)
All Other Intangibles	799	813	685	311	320	(2)	150
Other Assets	62,006	62,742	71,416	89,221	99,803	(1)	(38)

TOTAL ASSETS	$817,763	$801,078	$770,912	$792,700	$802,603	2	2

LIABILITIES
Deposits:
Noninterest-Bearing	$95,292	$87,428	$79,465	$81,865	$88,096	9	8
Interest-Bearing	251,247	249,458	247,027	231,761	230,152	1	9

Total Deposits	346,539	336,886	326,492	313,626	318,248	3	9
Federal Funds Purchased and Securities Sold under Repurchase Agreements	152,619	148,526	113,466	131,959	155,330	3	(2)
Commercial Paper	15,300	14,972	14,284	14,790	12,382	2	24
Other Borrowed Funds	9,435	10,414	8,925	8,174	12,176	(9)	(23)
Trading Liabilities:
Debt and Equity Instruments	82,338	80,303	78,222	87,516	72,825	3	13
Derivative Payables (a)	42,838	53,883	71,226	68,285	72,831	(20)	(41)
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	56,576	43,656	45,066	54,333	64,072	30	(12)
Beneficial Interests Issued by Consolidated Variable Interest Entities (b)	6,562	7,543	12,295	18,399	—	(13)	NM
Long-Term Debt	52,981	50,062	48,014	43,945	43,371	6	22
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	6,634	6,732	6,768	6,716	1,108	(1)	499
Guaranteed Preferred Beneficial Interests in Capital Debt Securities Issued by Consolidated Trusts	—	—	—	—	5,439	NM	NM

TOTAL LIABILITIES	771,822	752,977	724,758	747,743	757,782	3	2
STOCKHOLDERS’ EQUITY
Preferred Stock	1,009	1,009	1,009	1,009	1,009	—	—
Common Stock	2,095	2,088	2,044	2,041	2,036	—	3
Capital Surplus	14,426	14,193	13,512	13,238	12,898	2	12
Retained Earnings	29,596	30,878	29,681	28,540	27,633	(4)	7
Accumulated Other Comprehensive Income (Loss)	(910)	177	(30)	187	1,293	NM	NM
Treasury Stock, at Cost	(275)	(244)	(62)	(58)	(48)	(13)	(473)

TOTAL STOCKHOLDERS’ EQUITY	45,941	48,101	46,154	44,957	44,821	(4)	2

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$817,763	$801,078	$770,912	$792,700	$802,603	2	2

(a)	Effective January 1, 2004, the Firm elected to net cash paid and received under credit support annexes to legally enforceable master netting agreements.
(b)	Not applicable for periods prior to the Firm’s adoption of FIN 46 on July 1, 2003.

J.P. MORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS (in millions)

						2QTR 2004						YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004		2Q 2003		2004	2003	2003
AVERAGE BALANCES
ASSETS
Deposits with Banks	$26,905	$21,535	$11,724	$10,163	$7,061	25%		281%		$24,220	$8,521	184%
Federal Funds Sold and Securities Purchased under Resale Agreements	87,080	82,555	94,773	89,865	76,690	5		14		84,818	82,143	3
Securities Borrowed	54,233	48,609	40,371	40,019	42,160	12		29		51,421	40,417	27
Trading Assets — Debt and Equity Instruments	153,547	166,389	156,958	138,829	138,503	(8)		11		159,968	150,064	7
Securities	64,149	63,992	63,903	75,032	86,830	—		(26)		64,070	85,549	(25)
Loans	225,344	217,478	230,795	237,508	219,950	4		2		221,411	217,927	2

Total Interest-Earning Assets	611,258	600,558	598,524	591,416	571,194	2		7		605,908	584,621	4
Noninterest-Earning Assets	191,612	170,760	179,995	191,010	193,461	12		(1)		181,186	186,788	(3)

TOTAL ASSETS	$802,870	$771,318	$778,519	$782,426	$764,655	4		5		$787,094	$771,409	2

LIABILITIES
Interest-Bearing Deposits	$254,034	$238,206	$237,636	$221,539	$225,950	7		12		$246,120	$225,671	9
Federal Funds Purchased and Securities Sold under Repurchase Agreements	155,335	145,370	141,089	148,132	164,386	7		(6)		150,354	177,701	(15)
Commercial Paper	14,283	13,153	13,293	13,088	12,929	9		10		13,718	13,588	1
Other Borrowings (a)	80,364	80,388	74,551	72,191	63,524	—		27		80,375	65,974	22
Beneficial Interests Issued by Consolidated Variable Interest Entities (b)	7,433	9,764	17,585	19,791	—	(24)		NM		8,598	—	NM
Long-Term Debt	57,019	53,574	52,408	48,685	49,219	6		16		55,297	47,619	16

Total Interest-Bearing Liabilities	568,468	540,455	536,562	523,426	516,008	5		10		554,462	530,553	5
Noninterest-Bearing Liabilities	186,529	184,036	196,771	214,860	204,879	1		(9)		185,282	197,536	(6)

TOTAL LIABILITIES	754,997	724,491	733,333	738,286	720,887	4		5		739,744	728,089	2

Preferred Stock	1,009	1,009	1,009	1,009	1,009	—		—		1,009	1,009	—
Common Stockholders’ Equity	46,864	45,818	44,177	43,131	42,759	2		10		46,341	42,311	10

TOTAL STOCKHOLDERS’ EQUITY	47,873	46,827	45,186	44,140	43,768	2		9		47,350	43,320	9

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$802,870	$771,318	$778,519	$782,426	$764,655	4		5		$787,094	$771,409	2

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	1.68%	1.62%	2.88%	0.93%	2.39%	6	bp	(71	)bp	1.66%	2.50%	(84	)bp
Federal Funds Sold and Securities Purchased under Resale Agreements	1.45	1.49	1.36	1.52	1.85	(4)		(40)		1.47	2.03	(56)
Securities Borrowed	0.66	0.77	0.74	0.71	0.75	(11)		(9)		0.72	0.88	(16)
Trading Assets	4.37	4.35	4.19	4.27	4.65	2		(28)		4.36	4.65	(29)
Securities	4.58	4.21	4.49	4.69	4.62	37		(4)		4.40	4.62	(22)
Loans	4.56	4.69	4.74	4.83	5.12	(13)		(56)		4.62	5.22	(60)
Total Interest-Earning Assets	3.60	3.68	3.73	3.83	4.13	(8)		(53)		3.64	4.20	(56)
INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	1.28	1.37	1.33	1.41	1.69	(9)		(41)		1.33	1.80	(47)
Federal Funds Purchased and Securities Sold under Repurchase Agreements	1.16	1.24	1.16	1.29	1.41	(8)		(25)		1.20	1.48	(28)
Commercial Paper	0.98	0.96	0.98	1.00	1.22	2		(24)		0.97	1.26	(29)
Other Borrowings	4.47	4.57	4.91	5.12	5.39	(10)		(92)		4.52	5.18	(66)
Beneficial Interests Issued by Consolidated Variable Interest Entities	2.04	1.60	1.36	0.92	—	44		NM		1.79	—	NM
Long-Term Debt	2.85	3.02	2.86	3.01	3.14	(17)		(29)		2.94	3.18	(24)
Total Interest-Bearing Liabilities	1.86	1.97	1.92	2.01	2.18	(11)		(32)		1.91	2.23	(32)
INTEREST RATE SPREAD	1.74%	1.71%	1.81%	1.82%	1.95%	3		(21)		1.73%	1.97%	(24)

NET INTEREST MARGIN	1.87%	1.90%	2.00%	2.05%	2.16%	(3)		(29)		1.89%	2.18%	(29)

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.19%	2.22%	2.32%	2.36%	2.47%	(3)		(28)		2.21%	2.48%	(27)

(a)	Includes securities sold but not yet purchased.
(b)	Not applicable for periods prior to the Firm’s adoption of FIN 46 on July 1, 2003.

OPERATING BASIS

In addition to analyzing the Firm’s results on a reported basis, management reviews the line-of-business results on an “operating basis,” which is a non-GAAP financial measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of IB, operating basis includes in Trading Revenue net interest income related to trading activities. Trading activities generate revenues which are recorded for GAAP purposes in two line items on the income statement: Trading Revenue, which includes the mark-to-market gains or losses on trading positions; and Net Interest Income, which includes the interest income or expense related to those positions. Combining both the trading revenue and related net interest income enables management to evaluate IB’s trading activities, by considering all revenue related to these activities, and facilitates operating comparisons to other competitors. In the case of Chase Cardmember Services, operating or managed basis excludes the impact of credit card securitizations on revenue, the provision for credit losses, net charge-offs and receivables. JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will impact both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Operating basis excludes the Litigation Reserve and Merger Costs, as management believes these items are not part of the Firm’s normal daily business operations and, therefore, not indicative of trends, and also do not provide meaningful comparisons with other periods.

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

						2QTR 2004						YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004		2Q 2003		2004	2003	2003
OPERATING REVENUE
Investment Banking Fees	$893	$692	$846	$649	$779	29%		15%		$1,585	$1,395	14%
Trading-Related Revenue (Includes Trading NII)	1,312	2,296	1,272	1,278	2,025	(43)		(35)		3,608	4,006	(10)
Fees and Commissions	2,832	2,784	2,687	2,569	2,429	2		17		5,616	4,748	18
Private Equity Gains (Losses)	421	306	163	120	(29)	38		NM		727	(250)	NM
Securities Gains	39	126	29	164	768	(69)		(95)		165	1,253	(87)
Mortgage Fees and Related Income	327	244	140	8	311	34		5		571	744	(23)
Other Revenue	208	87	225	174	21	139		NM		295	109	171
Net Interest Income (Excludes Trading NII)	3,053	2,915	3,168	3,257	3,210	5		(5)		5,968	6,372	(6)

TOTAL OPERATING REVENUE	9,085	9,450	8,530	8,219	9,514	(4)		(5)		18,535	18,377	1

OPERATING EXPENSE
Compensation Expense (a)	3,011	3,370	2,577	2,713	3,231	(11)		(7)		6,381	6,405	—
Noncompensation Expense (a) (b)	2,670	2,689	2,643	2,382	2,601	(1)		3		5,359	4,968	8

TOTAL OPERATING EXPENSE	5,681	6,059	5,220	5,095	5,832	(6)		(3)		11,740	11,373	3
Operating Margin	3,404	3,391	3,310	3,124	3,682	—		(8)		6,795	7,004	(3)
Credit Costs	689	488	601	694	915	41		(25)		1,177	2,115	(44)

Operating Income before Income Tax Expense	2,715	2,903	2,709	2,430	2,767	(6)		(2)		5,618	4,889	15
Income Tax Expense	909	973	845	802	940	(7)		(3)		1,882	1,662	13

OPERATING EARNINGS	$1,806	$1,930	$1,864	$1,628	$1,827	(6)		(1)		$3,736	$3,227	16

SELECTED METRICS
Diluted Earnings per Share	$0.85	$0.92	$0.89	$0.78	$0.89	(8)		(4)		$1.77	$1.57	13
Return on Average Managed Assets (c) (e)	0.87%	0.96%	0.91%	0.79%	0.92%	(9	)bp	(5	)bp	0.92%	0.81%	(11	)bp
Return on Average Allocated Capital (d) (e)	15	17	17	15	17	(200)		(200)		16	15	100
Compensation Expense as a % of Operating Revenue	33	36	30	33	34	(300)		(100)		34	35	(100)
Noncompensation Expense as a % of Operating Revenue	29	28	31	29	27	100		200		29	27	200
Overhead Ratio	63	64	61	62	61	(100)		200		63	62	100
RECONCILIATION OF NET INCOME (LOSS) TO OPERATING EARNINGS
Net Income (Loss)	$(548)	$1,930	$1,864	$1,628	$1,827	NM		NM		$1,382	$3,227	(57)%
Reconciling Items (Net of Taxes):
Litigation Reserve	2,294	—	—	—	—	NM		NM		2,294	—	NM
Merger Costs	60	—	—	—	—	NM		NM		60	—	NM

Operating Earnings	$1,806	$1,930	$1,864	$1,628	$1,827	(6)%		(1)%		$3,736	$3,227	16

EARNINGS PER SHARE — DILUTED
Net Income (Loss)	$(0.27)	$0.92	$0.89	$0.78	$0.89	NM		NM		$0.65	$1.57	(59)
Reconciling Items (Net of Taxes):
Litigation Reserve	1.09	—	—	—	—	NM		NM		1.09	—	NM
Merger Costs	0.03	—	—	—	—	NM		NM		0.03	—	NM

Operating Earnings	$0.85	$0.92	$0.89	$0.78	$0.89	(8)		(4)		$1.77	$1.57	13

RECONCILIATION OF OPERATING EARNINGS TO SHAREHOLDER VALUE ADDED
Operating Earnings	$1,806	$1,930	$1,864	$1,628	$1,827	(6)		(1)		$3,736	$3,227	16
Less: Preferred Dividends	13	13	13	13	12	—		8		26	25	4

Earnings Applicable to Common Stock	1,793	1,917	1,851	1,615	1,815	(6)		(1)		3,710	3,202	16
Less: Cost of Capital (f)	1,398	1,367	1,337	1,304	1,279	2		9		2,765	2,518	10

Shareholder Value Added (g)	$395	$550	$514	$311	$536	(28)		(26)		$945	$684	38

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE MANAGED ASSETS
Average Assets	$802,870	$771,318	$778,519	$782,426	$764,655	4		5		$787,094	$771,409	2
Average Credit Card Securitizations	33,026	33,357	33,445	32,497	31,665	(1)		4		33,191	31,749	5

Average Managed Assets	$835,896	$804,675	$811,964	$814,923	$796,320	4		5		$820,285	$803,158	2

(a)	Includes severance and other related costs associated with expense containment programs.
(b)	Includes Occupancy Expense, Technology and Communications Expense, Other Expense and, in the second quarter of 2003, Litigation Reserve.
(c)	Represents operating earnings as a percentage of average managed assets.
(d)	Represents operating earnings less preferred dividends as a percentage of average common equity.
(e)	Based on annualized amounts.
(f)
A 12% (after-tax) cost of capital, based on average allocated capital, is used by the Firm. To derive shareholder value added for the business segments, a 12% (after-tax) cost of capital is deducted from each business segment’s net income, except for JPMorgan Partners, which is charged a 15% (after-tax) cost of capital.

(g)
Management uses the SVA framework as its primary measure of profitability for the Firm and each of its business segments. To derive SVA, the Firm applies a cost of capital to each business segment. The capital elements and resultant capital charges provide the businesses and investors with a financial framework by which to evaluate the trade-off between the use of capital by each business unit versus its return to shareholders. JPMorgan Chase varies the amount of capital attributed to lines of business based on its estimate of the economic risk capital required by the line of business as a result of the credit, market, operational and business risk for each particular line of business and private equity risk for JPMorgan Partners. JPMorgan Chase believes this risk-adjusted approach to economic capital compensates for differing levels of risk across businesses, and therefore a constant 12% cost of capital can be applied across businesses with differing levels of risk. The cost of capital for JPMorgan Partners is 15%, because JPMorgan Chase believes that the business risk for JPMP is so sufficiently differentiated that, even after risk-adjustment, a higher cost of capital is warranted. Capital charges are an integral part of the SVA measurement for each business. Under the Firm’s model, average common equity is either underallocated or overallocated to the business segments, as compared with the Firm’s total common stockholders’ equity. The revenue and SVA impact of this over/under allocation is reported under Support Units and Corporate.

J.P. MORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

						2QTR 2004				YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004	2Q 2003	2004	2003	2003
REPORTED
Revenue
Investment Banking Fees	$893	$692	$846	$649	$779	29%	15%	$1,585	$1,395	14%
Trading Revenue	873	1,720	754	829	1,546	(49)	(44)	2,593	2,844	(9)
Fees and Commissions	2,968	2,933	2,871	2,742	2,551	1	16	5,901	5,039	17
Private Equity Gains (Losses)	421	306	163	120	(29)	38	NM	727	(250)	NM
Securities Gains	39	126	29	164	768	(69)	(95)	165	1,253	(87)
Mortgage Fees and Related Income	327	244	140	8	311	34	5	571	744	(23)
Other Revenue	253	126	254	188	45	101	462	379	137	177
Net Interest Income	2,825	2,830	3,011	3,048	3,063	—	(8)	5,655	6,278	(10)

Total Revenue	8,599	8,977	8,068	7,748	9,034	(4)	(5)	17,576	17,440	1
Noninterest Expense
Litigation Reserve	3,700	—	—	—	100	NM	NM	3,700	100	NM
Merger Costs	90	—	—	—	—	NM	NM	90	—	NM
All Other Noninterest Expense	5,681	6,059	5,220	5,095	5,732	(6)	(1)	11,740	11,273	4

Total Noninterest Expense	9,471	6,059	5,220	5,095	5,832	56	62	15,530	11,373	37
Operating Margin	(872)	2,918	2,848	2,653	3,202	NM	NM	2,046	6,067	(66)
Provision for Credit Losses	203	15	139	223	435	NM	(53)	218	1,178	(81)

Income (Loss) before Income Tax Expense	(1,075)	2,903	2,709	2,430	2,767	NM	NM	1,828	4,889	(63)
Income Tax Expense (Benefit)	(527)	973	845	802	940	NM	NM	446	1,662	(73)

Net Income (Loss)	$(548)	$1,930	$1,864	$1,628	$1,827	NM	NM	$1,382	$3,227	(57)

RECONCILING ITEMS (a)
Revenue
Trading-Related Revenue (b)	$439	$576	$518	$449	$479	(24)	(8)	$1,015	$1,162	(13)
Fees and Commissions (c)	(136)	(149)	(184)	(173)	(122)	(9)	11	(285)	(291)	(2)
Other Revenue (c)	(45)	(39)	(29)	(14)	(24)	15	88	(84)	(28)	200
Net Interest Income:
Trading-Related (b)	(439)	(576)	(518)	(449)	(479)	(24)	(8)	(1,015)	(1,162)	(13)
Credit Card Securitizations (c)	667	661	675	658	626	1	7	1,328	1,256	6

Total Net Interest Income	228	85	157	209	147	168	55	313	94	233
Total Revenue	486	473	462	471	480	3	1	959	937	2
Noninterest Expense
Litigation Reserve (d)	(3,700)	—	—	—	—	NM	NM	(3,700)	—	NM
Merger Costs (d)	(90)	—	—	—	—	NM	NM	(90)	—	NM
All Other Noninterest Expense	—	—	—	—	—	NM	NM	—	—	NM

Total Noninterest Expense	(3,790)	—	—	—	—	NM	NM	(3,790)	—	NM
Operating Margin	4,276	473	462	471	480	NM	NM	4,749	937	407
Securitized Credit Losses (c)	486	473	462	471	480	3	1	959	937	2

Income before Income Tax Expense	3,790	—	—	—	—	NM	NM	3,790	—	NM
Income Tax Expense	1,436	—	—	—	—	NM	NM	1,436	—	NM

Net Income	$2,354	$—	$—	$—	$—	NM	NM	$2,354	$—	NM

OPERATING
Revenue
Investment Banking Fees	$893	$692	$846	$649	$779	29	15	$1,585	$1,395	14
Trading-Related Revenue (Includes Trading NII)	1,312	2,296	1,272	1,278	2,025	(43)	(35)	3,608	4,006	(10)
Fees and Commissions	2,832	2,784	2,687	2,569	2,429	2	17	5,616	4,748	18
Private Equity Gains (Losses)	421	306	163	120	(29)	38	NM	727	(250)	NM
Securities Gains	39	126	29	164	768	(69)	(95)	165	1,253	(87)
Mortgage Fees and Related Income	327	244	140	8	311	34	5	571	744	(23)
Other Revenue	208	87	225	174	21	139	NM	295	109	171
Net Interest Income (Excludes Trading NII)	3,053	2,915	3,168	3,257	3,210	5	(5)	5,968	6,372	(6)

Total Operating Revenue	9,085	9,450	8,530	8,219	9,514	(4)	(5)	18,535	18,377	1
Noninterest Expense
Litigation Reserve	—	—	—	—	100	NM	NM	—	100	NM
Merger Costs	—	—	—	—	—	NM	NM	—	—	NM
All Other Noninterest Expense	5,681	6,059	5,220	5,095	5,732	(6)	(1)	11,740	11,273	4

Total Noninterest Expense	5,681	6,059	5,220	5,095	5,832	(6)	(3)	11,740	11,373	3
Operating Margin	3,404	3,391	3,310	3,124	3,682	—	(8)	6,795	7,004	(3)
Credit Costs	689	488	601	694	915	41	(25)	1,177	2,115	(44)

Income before Income Tax Expense	2,715	2,903	2,709	2,430	2,767	(6)	(2)	5,618	4,889	15
Income Tax Expense	909	973	845	802	940	(7)	(3)	1,882	1,662	13

Operating Earnings	$1,806	$1,930	$1,864	$1,628	$1,827	(6)	(1)	$3,736	$3,227	16

(a)
Represents only those line items on the Consolidated Statement of Income impacted by the reclassification of trading-related net interest income and the impact of credit card securitizations, as well as for the second quarter of 2004, the Litigation reserve and Merger costs line items on the Consolidated Statement of Income.

(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results. See page 11 for further information.
(c)	The impact of credit card securitizations impacts Chase Cardmember Services. See page 19 for further information.
(d)
The impact of the Litigation Reserve and Merger Costs are excluded from Operating Earnings, as management believes these items are not part of the Firm’s normal daily business operations and, therefore, not indicative of trends, and also do not provide meaningful comparisons with other periods.

J.P. MORGAN CHASE & CO. LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY — OPERATING BASIS (in millions, except ratio data)

						2QTR 2004						YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004		2Q 2003		2004	2003	2003
OPERATING REVENUE
Investment Bank	$3,116	$3,980	$3,046	$3,160	$4,203	(22)%		(26)%		$7,096	$8,212	(14)%
Treasury & Securities Services	1,187	1,106	1,071	1,007	979	7		21		2,293	1,905	20
Investment Management & Private Banking	805	824	822	737	677	(2)		19		1,629	1,319	24
JPMorgan Partners	350	249	106	71	(80)	41		NM		599	(367)	NM
Chase Financial Services	3,684	3,414	3,609	3,355	3,975	8		(7)		7,098	7,668	(7)
Support Units and Corporate	(57)	(123)	(124)	(111)	(240)	54		76		(180)	(360)	50

OPERATING REVENUE	$9,085	$9,450	$8,530	$8,219	$9,514	(4)		(5)		$18,535	$18,377	1

OPERATING EARNINGS
Investment Bank	$703	$1,110	$864	$877	$1,037	(37)		(32)		$1,813	$1,933	(6)
Treasury & Securities Services	121	119	143	140	111	2		9		240	223	8
Investment Management & Private Banking	93	116	100	79	58	(20)		60		209	84	149
JPMorgan Partners	187	116	23	6	(96)	61		NM		303	(318)	NM
Chase Financial Services	620	427	560	432	853	45		(27)		1,047	1,501	(30)
Support Units and Corporate	82	42	174	94	(136)	95		NM		124	(196)	NM

OPERATING EARNINGS	$1,806 (a)	$1,930	$1,864	$1,628	$1,827	(6)		(1)		$3,736	$3,227	16

AVERAGE ALLOCATED CAPITAL
Investment Bank	$14,999	$15,973	$16,966	$18,937	$20,130	(6)		(25)		$15,486	$20,499	(24)
Treasury & Securities Services	3,197	3,183	2,734	2,616	2,779	—		15		3,190	2,776	15
Investment Management & Private Banking	5,369	5,470	5,466	5,537	5,533	(2)		(3)		5,420	5,508	(2)
JPMorgan Partners	4,547	4,899	5,541	5,721	5,916	(7)		(23)		4,723	5,950	(21)
Chase Financial Services	9,143	9,413	8,972	8,948	8,687	(3)		5		9,278	8,589	8

TOTAL CAPITAL ALLOCATED TO BUSINESS SEGMENTS	37,255	38,938	39,679	41,759	43,045	(4)		(13)		38,097	43,322	(12)
Support Units and Corporate	9,609	6,880	4,498	1,372	(286)	40		NM		8,244	(1,011)	NM

TOTAL AVERAGE ALLOCATED CAPITAL	$46,864	$45,818	$44,177	$43,131	$42,759	2		10		$46,341	$42,311	10

RETURN ON AVERAGE ALLOCATED CAPITAL
Investment Bank	19%	28%	20%	18%	21%	(900	)bp	(200	)bp	23%	19%	400	bp
Treasury & Securities Services	15	15	21	21	16	—		(100)		15	16	(100)
Investment Management & Private Banking	7	8	7	6	4	(100)		300		8	3	500
JPMorgan Partners	16	9	2	—	NM	700		NM		13	NM	NM
Chase Financial Services	27	18	25	19	39	900		(1,200)		23	35	(1,200)
RETURN ON AVERAGE COMMON EQUITY	15	17	17	15	17	(200)		(200)		16	15	100

(a)
Excludes the after-tax impact of the $3.7 billion Litigation Reserve and $90 million of Merger Costs. See the Operating Basis section for a discussion of the non-GAAP adjustments to reported Net Income.

J.P. MORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						2QTR 2004						YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004		2Q 2003		2004	2003	2003
OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Includes Trading NII): (a)
Equities	$(88)	$333	$94	$95	$160	NM		NM		$245	$359	(32)%
Fixed Income and Other	1,345	1,936	1,113	1,160	1,868	(31)%		(28)%		3,281	3,600	(9)

	1,257	2,269	1,207	1,255	2,028	(45)		(38)		3,526	3,959	(11)
Investment Banking Fees	883	682	834	636	765	29		15		1,565	1,385	13
Net Interest Income	399	374	463	538	585	7		(32)		773	1,276	(39)
Fees and Commissions	455	485	437	425	402	(6)		13		940	780	21
Securities Gains	43	129	13	225	445	(67)		(90)		172	828	(79)
All Other Revenue	79	41	92	81	(22)	93		NM		120	(16)	NM

TOTAL OPERATING REVENUE	3,116	3,980	3,046	3,160	4,203	(22)		(26)		7,096	8,212	(14)

EXPENSE:
Compensation Expense	1,160	1,401	825	970	1,384	(17)		(16)		2,561	2,697	(5)
Noncompensation Expense	933	942	943	860	955	(1)		(2)		1,875	1,825	3

Operating Expense (Excl. Nonmerger-related Severance & Related Costs)	2,093	2,343	1,768	1,830	2,339	(11)		(11)		4,436	4,522	(2)
Nonmerger-related Severance & Related Costs	17	19	67	26	150	(11)		(89)		36	254	(86)

TOTAL OPERATING EXPENSE	2,110	2,362	1,835	1,856	2,489	(11)		(15)		4,472	4,776	(6)

Operating Margin	1,006	1,618	1,211	1,304	1,714	(38)		(41)		2,624	3,436	(24)
Credit Costs	(128)	(188)	(241)	(181)	(5)	32		NM		(316)	241	NM
Corporate Credit Allocation	2	2	(5)	(10)	(9)	—		NM		4	(21)	NM

Operating Income Before Income Tax Expense	1,136	1,808	1,447	1,475	1,710	(37)		(34)		2,944	3,174	(7)
Income Tax Expense	433	698	583	598	673	(38)		(36)		1,131	1,241	(9)

OPERATING EARNINGS	$703	$1,110	$864	$877	$1,037	(37)		(32)		$1,813	$1,933	(6)

Average Allocated Capital	$14,999	$15,973	$16,966	$18,937	$20,130	(6)		(25)		$15,486	$20,499	(24)
Average Assets	536,265	513,553	511,333	512,017	495,213	4		8		524,909	510,405	3
Return on Average Allocated Capital	19%	28%	20%	18%	21%	(900	)bp	(200	)bp	23%	19%	400	bp
Overhead Ratio	68	59	60	59	59	900		900		63	58	500
Overhead Ratio Excl. Severance and Related Costs	67	59	58	58	56	800		1,100		63	55	800
Compensation Expense as a % of Operating Revenue	38	36	28	31	34	200		400		37	34	300
Excl. Severance and Related Costs	37	35	27	31	33	200		400		36	33	300
FULL-TIME EQUIVALENT EMPLOYEES	15,197	14,814	14,574	14,296	14,270	3%		6%
Shareholder Value Added:
Operating Earnings	$703	$1,110	$864	$877	$1,037	(37)		(32)		$1,813	$1,933	(6)%
Less: Preferred Dividends	4	5	5	5	5	(20)		(20)		9	10	(10)

Earnings Applicable to Common Stock	699	1,105	859	872	1,032	(37)		(32)		1,804	1,923	(6)
Less: Cost of Capital	448	476	513	573	603	(6)		(26)		924	1,220	(24)

Total Shareholder Value Added	$251	$629	$346	$299	$429	(60)		(41)		$880	$703	25

(a)
Trading revenue, on a reported basis, excludes the impact of net interest income related to IB’s trading activities; this income is recorded within Net interest income. However, in assessing the profitability of IB’s trading business, the Firm combines these revenues for segment reporting. The amount reclassified from Net interest income to Trading revenue was $439 million, $576 million, $513 million, $451 million, and $484 million during the quarters ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively.

J.P. MORGAN CHASE & CO. INVESTMENT BANK BUSINESS-RELATED METRICS (in millions)

						2QTR 2004				YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004	2Q 2003	2004	2003	2003
BUSINESS REVENUE:
INVESTMENT BANKING FEES
Underwriting:
Equity Underwriting	$221	$177	$254	$173	$163	25%	36%	$398	$271	47%
Debt Underwriting	394	358	423	302	440	10	(10)	752	792	(5)

Total Underwriting	615	535	677	475	603	15	2	1,150	1,063	8
Advisory	268	147	157	161	162	82	65	415	322	29

TOTAL INVESTMENT BANKING FEES	883	682	834	636	765	29	15	1,565	1,385	13

MARKETS & LENDING
Fixed Income	1,550	2,068	1,366	1,432	2,156	(25)	(28)	3,618	4,120	(12)
Equities	193	673	342	339	388	(71)	(50)	866	819	6
Credit Portfolio	315	345	361	389	274	(9)	15	660	669	(1)

TOTAL MARKETS & LENDING	2,058	3,086	2,069	2,160	2,818	(33)	(27)	5,144	5,608	(8)
TOTAL REVENUE (EXCLUDING GLOBAL TREASURY)	2,941	3,768	2,903	2,796	3,583	(22)	(18)	6,709	6,993	(4)
Global Treasury	175	212	143	364	620	(17)	(72)	387	1,219	(68)

TOTAL REVENUE	$3,116	$3,980	$3,046	$3,160	$4,203	(22)	(26)	$7,096	$8,212	(14)

MEMO:
GLOBAL TREASURY
Total Revenue	$175	$212	$143	$364	$620	(17)	(72)	$387	$1,219	(68)
Total-Return Adjustments	135	(229)	79	127	(183)	NM	NM	(94)	(247)	62

Total-Return Revenue (a)	$310	$(17)	$222	$491	$437	NM	(29)	$293	$972	(70)

		Full Year
	YTD 2004	2003
MARKET SHARE / RANKINGS: (b)
Global Syndicated Loans	22% / #1	20% / #1
Global Investment-Grade Bonds	8% / #2	9% / #2
Global Equity and Equity-Related	6% / #7	8% / #4
U.S. Equity and Equity-Related	8% / #4	11% / #4
Global Announced M&A	23% / #5	15% / #4

(a)
Total-return revenue (“TRR”), a non-GAAP financial measure, represents revenue plus the change in unrealized gains or losses on investment securities and hedges (included in Other comprehensive income) and internally transfer-priced assets and liabilities. TRR is a supplemental performance measure used by management to analyze performance of Global Treasury on an economic basis. Management believes the TRR measure is meaningful, because it measures all positions on a mark-to-market basis, thereby reflecting the true economic value of positions in the portfolio. This performance measure is consistent with the manner in which the portfolio is managed, as it removes the timing differences that result from applying the various GAAP accounting policies.

(b)
Derived from Thomson Financial Securities Data, which reflect subsequent updates to prior-period information. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. As disclosed by Thomson Financial, the market shares and rankings are presented on a combined basis reflecting the merger of JPMorgan Chase and Bank One.

J.P. MORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						2QTR 2004						YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004		2Q 2003		2004	2003	2003
OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$791	$745	$676	$654	$632	6%		25%		$1,536	$1,230	25%
Net Interest Income	323	313	304	311	307	3		5		636	597	7
All Other Revenue	73	48	91	42	40	52		83		121	78	55

TOTAL OPERATING REVENUE	1,187	1,106	1,071	1,007	979	7		21		2,293	1,905	20

EXPENSE:
Compensation Expense	348	343	322	309	309	1		13		691	622	11
Noncompensation Expense	642	571	504	480	482	12		33		1,213	930	30

Operating Expense (Excl. Nonmerger-related Severance & Related Costs)	990	914	826	789	791	8		25		1,904	1,552	23
Nonmerger-related Severance & Related Costs	10	7	23	10	24	43		(58)		17	28	(39)

TOTAL OPERATING EXPENSE	1,000	921	849	799	815	9		23		1,921	1,580	22

Operating Margin	187	185	222	208	164	1		14		372	325	14
Credit Costs	3	1	—	—	1	200		200		4	2	100
Corporate Credit Allocation	(2)	(2)	5	10	9	—		NM		(4)	21	NM

Operating Income Before Income Tax Expense	182	182	227	218	172	—		6		364	344	6
Income Tax Expense	61	63	84	78	61	(3)		—		124	121	2

OPERATING EARNINGS	$121	$119	$143	$140	$111	2		9		$240	$223	8

Average Allocated Capital	$3,197	$3,183	$2,734	$2,616	$2,779	—		15		$3,190	$2,776	15
Average Assets	21,623	19,785	20,525	18,037	19,334	9		12		20,704	18,426	12
Average Deposits	111,619	99,489	89,647	87,121	79,974	12		40		105,554	77,264	37
Return on Average Allocated Capital	15%	15%	21%	21%	16%	—	bp	(100	)bp	15%	16%	(100	)bp
Overhead Ratio	84	83	79	79	83	100		100		84	83	100
Assets under Custody (in billions)	$7,980	$8,001	$7,597	$6,926	$6,777	—%		18%
FULL-TIME EQUIVALENT EMPLOYEES	14,404	14,749	14,530	14,185	14,273	(2)		1
Shareholder Value Added:
Operating Earnings	$121	$119	$143	$140	$111	2		9		$240	$223	8%
Less: Preferred Dividends	1	1	1	—	—	—		NM		2	1	100

Earnings Applicable to Common Stock	120	118	142	140	111	2		8		238	222	7
Less: Cost of Capital	95	96	82	80	83	(1)		14		191	165	16

Total Shareholder Value Added	$25	$22	$60	$60	$28	14		(11)		$47	$57	(18)

OPERATING REVENUE BY BUSINESS:
Treasury Services	$544	$537	$485	$497	$468	1		16		$1,081	$942	15
Investor Services	455	399	381	370	360	14		26		854	701	22
Institutional Trust Services	274	257	252	233	238	7		15		531	437	22
Other	(86)	(87)	(47)	(93)	(87)	1		1		(173)	(175)	1

Total Treasury & Securities Services	$1,187	$1,106	$1,071	$1,007	$979	7		21		$2,293	$1,905	20

J.P. MORGAN CHASE & CO. INVESTMENT MANAGEMENT & PRIVATE BANKING FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						2QTR 2004						YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004		2Q 2003		2004	2003	2003
OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$644	$657	$617	$572	$508	(2)%		27%		$1,301	$1,018	28%
Net Interest Income	113	117	118	116	117	(3)		(3)		230	232	(1)
All Other Revenue	48	50	87	49	52	(4)		(8)		98	69	42

TOTAL OPERATING REVENUE	805	824	822	737	677	(2)		19		1,629	1,319	24

EXPENSE:
Compensation Expense	337	322	299	307	294	5		15		659	579	14
Noncompensation Expense	327	312	315	305	289	5		13		639	584	9

Operating Expense (Excl. Nonmerger-related Severance & Related Costs)	664	634	614	612	583	5		14		1,298	1,163	12
Nonmerger-related Severance & Related Costs	5	1	19	11	7	400		(29)		6	14	(57)

TOTAL OPERATING EXPENSE	669	635	633	623	590	5		13		1,304	1,177	11

Operating Margin	136	189	189	114	87	(28)		56		325	142	129
Credit Costs	(4)	10	36	(7)	—	NM		NM		6	6	—

Operating Income Before Income Tax Expense	140	179	153	121	87	(22)		61		319	136	135
Income Tax Expense	47	63	53	42	29	(25)		62		110	52	112

OPERATING EARNINGS	$93	$116	$100	$79	$58	(20)		60		$209	$84	149

Average Tangible Allocated Capital	$1,212	$1,316	$1,318	$1,389	$1,385	(8)		(12)		$1,264	$1,361	(7)
Average Goodwill Capital	4,157	4,154	4,148	4,148	4,148	—		—		4,156	4,147	—
Average Allocated Capital	5,369	5,470	5,466	5,537	5,533	(2)		(3)		5,420	5,508	(2)
Average Assets	35,054	35,263	34,108	33,255	33,987	(1)		3		35,158	33,811	4
Return on Tangible Allocated Capital (a)	31%	36%	31%	23%	17%	(500	)bp	1,400	bp	34%	12%	2,200	bp
Return on Average Allocated Capital	7	8	7	6	4	(100)		300		8	3	500
Overhead Ratio	83	77	77	85	87	600		(400)		80	89	(900)

FULL-TIME EQUIVALENT EMPLOYEES	7,954	7,940	7,872	7,849	8,027	—%		(1)%

Shareholder Value Added:
Operating Earnings	$93	$116	$100	$79	$58	(20)		60		$209	$84	149%
Less: Preferred Dividends	2	2	2	2	2	—		—		4	3	33

Earnings Applicable to Common Stock	91	114	98	77	56	(20)		63		205	81	153
Less: Cost of Tangible Allocated Capital	33	36	36	39	39	(8)		(15)		69	78	(12)

Tangible Shareholder Value Added (a)	58	78	62	38	17	(26)		241		136	3	NM
Less: Cost of Goodwill Capital	127	127	129	128	126	—		1		254	250	2

Shareholder Value Added	$(69)	$(49)	$(67)	$(90)	$(109)	(41)		37		$(118)	$(247)	52

(a)
The Firm uses return on tangible allocated capital and tangible shareholder value added, non-GAAP financial measures, as two of several measures to evaluate the economics of the IMPB business segment. Return on tangible allocated capital and tangible shareholder value added measure return on an economic capital basis (that is, on a basis that takes into account the operational, business, credit and other risks to which this business is exposed, including the level of assets) but excludes the capital allocated for goodwill. The Firm utilizes these measures to facilitate operating comparisons of IMPB to other competitors.

J.P. MORGAN CHASE & CO. INVESTMENT MANAGEMENT & PRIVATE BANKING ASSETS UNDER SUPERVISION (a) (in billions)

						2QTR 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change
	2004(b)	2004	2003	2003	2003	1Q 2004	2Q 2003
Asset Class:
Liquidity	$151	$164	$160	$149	$140	(8)%	8%
Fixed Income	145	144	144	146	150	1	(3)
Equities and Other	274	276	255	232	222	(1)	23

Assets under Management	570	584	559	527	512	(2)	11
Custody / Brokerage / Administration / Deposits	218	213	199	193	182	2	20

Total Assets under Supervision	$788	$797	$758	$720	$694	(1)	14

Client Segment:
Retail
Assets under Management	$107	$112	$101	$88	$84	(4)	27
Custody / Brokerage / Administration / Deposits	80	78	71	66	61	3	31

Assets under Supervision	187	190	172	154	145	(2)	29
Private Bank
Assets under Management	139	141	138	132	130	(1)	7
Custody / Brokerage / Administration / Deposits	138	135	128	127	121	2	14

Assets under Supervision	277	276	266	259	251	—	10
Institutional
Assets under Management	324	331	320	307	298	(2)	9

Total Assets under Supervision	$788	$797	$758	$720	$694	(1)	14

Geographic Region:
Americas
Assets under Management	$362	$370	$360	$348	$348	(2)	4
Custody / Brokerage / Administration / Deposits	186	183	170	165	155	2	20

Assets under Supervision	548	553	530	513	503	(1)	9
Europe, Middle East & Africa and Asia/Pacific
Assets under Management	208	214	199	179	164	(3)	27
Custody / Brokerage / Administration / Deposits	32	30	29	28	27	7	19

Assets under Supervision	240	244	228	207	191	(2)	26

Total Assets under Supervision	$788	$797	$758	$720	$694	(1)	14

Assets Under Supervision Rollforward:
Beginning Balance	$797	$758	$720	$694	$622	5	28
Net Asset Flows	(2)	14	(2)	4	(9)	NM	78
Market / Other Impact (c)	(7)	25	40	22	81	NM	NM

Ending Balance	$788	$797	$758	$720	$694	(1)	14

(a)	Excludes assets under management of American Century.
(b)	Estimated
(c)	Other includes the acquisition of American Century Retirement Plan Services Inc. in the second quarter of 2003.

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						2QTR 2004					YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change			Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004		2Q 2003	2004	2003	2003
OPERATING INCOME STATEMENT
REVENUE:
Direct Investments:
Realized Gains	$402	$302	$202	$134	$153	33%		163%	$704	$199	254%
Write-ups / (Write-downs / Write-offs)	(27)	(23)	(52)	1	(177)	(17)		85	(50)	(353)	86
Mark-to-Market Gains (Losses) (a)	(1)	25	48	26	147	NM		NM	24	141	(83)

Total Direct Investments	374	304	198	161	123	23		204	678	(13)	NM
Private Third-Party Fund Investments	18	(8)	(39)	(41)	(145)	NM		NM	10	(239)	NM

Total Private Equity Gains (Losses) (b)	392	296	159	120	(22)	32		NM	688	(252)	NM
Net Interest Income (Loss)	(53)	(59)	(64)	(61)	(67)	10		21	(112)	(138)	19
Fees and Other Revenue	11	12	11	12	9	(8)		22	23	23	—

TOTAL OPERATING REVENUE	350	249	106	71	(80)	41		NM	599	(367)	NM

EXPENSE:
Compensation Expense	36	38	33	31	34	(5)		6	74	67	10
Noncompensation Expense	32	31	38	32	38	3		(16)	63	67	(6)

TOTAL OPERATING EXPENSE	68	69	71	63	72	(1)		(6)	137	134	2

Operating Income (Loss) Before Income Tax Expense	282	180	35	8	(152)	57		NM	462	(501)	NM
Income Tax Expense (Benefit)	95	64	12	2	(56)	48		NM	159	(183)	NM

OPERATING EARNINGS (LOSS)	$187	$116	$23	$6	$(96)	61		NM	$303	$(318)	NM

Average Allocated Capital	$4,547	$4,899	$5,541	$5,721	$5,916	(7)		(23)	$4,723	$5,950	(21)
Average Assets	7,270	7,769	8,199	8,653	9,008	(6)		(19)	7,520	9,217	(18)
Return on Average Allocated Capital	16%	9%	2%	—%	NM	700	bp	NM	13%	NM	NM

FULL-TIME EQUIVALENT EMPLOYEES	288	296	309	318	322	(3)%		(11)%

Shareholder Value Added:
Operating Earnings (Loss)	$187	$116	$23	$6	$(96)	61		NM	$303	$(318)	NM
Less: Preferred Dividends	2	1	2	2	2	100		—	3	4	(25)

Earnings (Loss) Applicable to Common Stock	185	115	21	4	(98)	61		NM	300	(322)	NM
Less: Cost of Capital	169	184	209	216	221	(8)		(24)	353	442	(20)

Total Shareholder Value Added	$16	$(69)	$(188)	$(212)	$(319)	NM		NM	$(53)	$(764)	93

(a)	Includes mark-to-market gains (losses) and reversals of mark-to-market gains (losses) due to public securities sales.
(b)	Includes the impact of portfolio hedging activities.

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS INVESTMENT PORTFOLIO — PRIVATE AND PUBLIC SECURITIES (in millions)

						Jun 30, 2004
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2004	2004	2003	2003	2003	2004	2003
PORTFOLIO INFORMATION

Public Securities (47 companies)(a)
Carrying Value	$811	$697	$643	$705	$591	16%	37%
Cost	566	520	451	560	531	9	7
Quoted Public Value	1,306	1,107	994	1,083	868	18	50

Private Direct Securities (783 companies)(a)
Carrying Value	4,821	5,177	5,508	5,686	5,766	(7)	(16)
Cost	6,307	6,562	6,960	7,188	7,351	(4)	(14)

Private Third-Party Fund Investments (201 funds)(a)(b)
Carrying Value	751	961	1,099	1,406	1,544	(22)	(51)
Cost	1,208	1,512	1,736	2,020	2,121	(20)	(43)

Total Investment Portfolio — Carrying Value	$6,383	$6,835	$7,250	$7,797	$7,901	(7)	(19)

Total Investment Portfolio — Cost	$8,081	$8,594	$9,147	$9,768	$10,003	(6)	(19)

(a)	Represents the number of companies and funds at June 30, 2004.
(b)	Unfunded commitments to private equity funds were $850 million at June 30, 2004.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						2QTR 2004						YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004		2Q 2003		2004	2003	2003
OPERATING INCOME STATEMENT
REVENUE:
Net Interest Income	$2,307	$2,244	$2,447	$2,470	$2,402	3%		(4)%		$4,551	$4,702	(3)%
Fees and Commissions	937	876	948	897	893	7		5		1,813	1,718	6
Securities Gains (Losses)	—	—	18	(62)	323	NM		NM		—	426	NM
Mortgage Fees and Related Income	355	241	137	8	310	47		15		596	742	(20)
All Other Revenue	85	53	59	42	47	60		81		138	80	73

TOTAL OPERATING REVENUE	3,684	3,414	3,609	3,355	3,975	8		(7)		7,098	7,668	(7)

EXPENSE:
Compensation Expense	736	765	698	691	756	(4)		(3)		1,501	1,475	2
Noncompensation Expense	1,105	1,170	1,113	1,075	1,054	(6)		5		2,275	2,118	7

Operating Expense (Excl. Nonmerger-related Severance & Related Costs)	1,841	1,935	1,811	1,766	1,810	(5)		2		3,776	3,593	5
Nonmerger-related Severance & Related Costs	16	64	53	26	2	(75)		NM		80	17	371

TOTAL OPERATING EXPENSE	1,857	1,999	1,864	1,792	1,812	(7)		2		3,856	3,610	7

Operating Margin	1,827	1,415	1,745	1,563	2,163	29		(16)		3,242	4,058	(20)
Credit Costs	845	748	855	884	817	13		3		1,593	1,693	(6)

Operating Income Before Income Tax Expense	982	667	890	679	1,346	47		(27)		1,649	2,365	(30)
Income Tax Expense	362	240	330	247	493	51		(27)		602	864	(30)

OPERATING EARNINGS	$620	$427	$560	$432	$853	45		(27)		$1,047	$1,501	(30)

Average Allocated Capital	$9,143	$9,413	$8,972	$8,948	$8,687	(3)		5		$9,278	$8,589	8
Average Deposits	117,439	111,228	108,703	115,151	109,945	6		7		114,334	107,970	6
Return on Average Allocated Capital	27%	18%	25%	19%	39%	900	bp	(1,200	)bp	23%	35%	(1,200	)bp
Overhead Ratio	50	59	52	53	46	(900)		400		54	47	700

FULL-TIME EQUIVALENT EMPLOYEES	43,235	45,292	46,095	46,168	45,204	(5)%		(4)%

Shareholder Value Added:
Operating Earnings	$620	$427	$560	$432	$853	45		(27)		$1,047	$1,501	(30)%
Less: Preferred Dividends	3	3	3	3	2	—		50		6	5	20

Earnings Applicable to Common Stock	617	424	557	429	851	46		(27)		1,041	1,496	(30)
Less: Cost of Capital	273	281	271	270	260	(3)		5		554	511	8

Total Shareholder Value Added	$344	$143	$286	$159	$591	141		(42)		$487	$985	(51)

RECONCILIATION OF AVERAGE REPORTED LOANS TO AVERAGE MANAGED LOANS
Average Reported Loans	$161,296	$153,416	$158,923	$160,324	$151,861	5		6		$157,356	$147,062	7
Average Credit Card Securitizations	33,026	33,357	33,445	32,497	31,665	(1)		4		33,191	31,749	5

Average Managed Loans	$194,322	$186,773	$192,368	$192,821	$183,526	4		6		$190,547	$178,811	7

RECONCILIATION OF AVERAGE REPORTED ASSETS TO AVERAGE MANAGED ASSETS
Average Reported Assets	$182,181	$174,218	$184,215	$190,927	$185,673	5		(2)		$178,188	$178,163	—
Average Credit Card Securitizations	33,026	33,357	33,445	32,497	31,665	(1)		4		33,191	31,749	5

Average Managed Assets	$215,207	$207,575	$217,660	$223,424	$217,338	4		(1)		$211,379	$209,912	1

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES BUSINESS FINANCIAL HIGHLIGHTS (in millions)

						2QTR 2004				YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004	2Q 2003	2004	2003	2003
CHASE FINANCIAL SERVICES’ BUSINESSES
CHASE HOME FINANCE:
Operating Revenue:
Operating Revenue (Excl. MSR Risk Management Revenue) (a)	$925	$819	$950	$687	$1,099	13%	(16)%	$1,744	$2,160	(19)%
MSR Risk Management Revenue (a)	40	(7)	(83)	(6)	233	NM	(83)	33	319	(90)

Total	$965	$812	$867	$681	$1,332	19	(28)	$1,777	$2,479	(28)
Operating Expense	424	478	484	444	400	(11)	6	902	781	15
Operating Earnings	321	221	238	118	561	45	(43)	542	985	(45)
CHASE CARDMEMBER SERVICES — REPORTED:
Revenue	$1,106	$1,090	$1,158	$1,099	$1,032	1	7	$2,196	$2,036	8
Expense	570	605	561	557	543	(6)	5	1,175	1,082	9
Provision for Credit Losses	263	232	330	234	232	13	13	495	470	5
Net Income	176	162	172	198	165	9	7	338	311	9
CHASE CARDMEMBER SERVICES — OPERATING: (b)
Revenue	$1,592	$1,563	$1,620	$1,570	$1,512	2	5	$3,155	$2,973	6
Expense	570	605	561	557	543	(6)	5	1,175	1,082	9
Credit Costs	749	705	792	705	712	6	5	1,454	1,407	3
Earnings	176	162	172	198	165	9	7	338	311	9
CHASE AUTO FINANCE:
Operating Revenue	$218	$166	$207	$216	$221	31	(1)	$384	$419	(8)
Operating Expense	80	80	77	74	73	—	10	160	141	13
Operating Earnings	72	30	53	49	67	140	7	102	104	(2)
CHASE REGIONAL BANKING:
Operating Revenue	$654	$635	$653	$636	$656	3	—	$1,289	$1,287	—
Operating Expense	619	635	646	581	585	(3)	6	1,254	1,162	8
Operating Earnings (Loss)	10	(15)	(6)	11	34	NM	(71)	(5)	61	NM
CHASE MIDDLE MARKET:
Operating Revenue	$357	$344	$359	$362	$353	4	1	$701	$715	(2)
Operating Expense	213	218	210	229	222	(2)	(4)	431	438	(2)
Operating Earnings	73	81	92	66	78	(10)	(6)	154	165	(7)

(a)	MSR represents Mortgage Servicing Rights.
(b)	See page 9 for a reconciliation of JPMorgan Chase’s results on a reported basis to the operating basis.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES BUSINESS-RELATED METRICS (in billions, except ratios and where otherwise noted)

						2QTR 2004							YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date			Change
	2004	2004	2003	2003	2003	1Q 2004		2Q 2003		2004		2003	2003
Chase Home Finance
Origination Volume by Channel: Retail, Wholesale and Correspondent	$44.4	$30.1	$37.0	$67.9	$55.1	48%		(19)%		$74.5		$96.0	(22)%
Correspondent Negotiated Transactions	12.4	7.7	14.0	25.8	22.5	61		(45)		20.1		43.6	(54)

Total	56.8	37.8	51.0	93.7	77.6	50		(27)		94.6		139.6	(32)
Origination Volume by Product: First Mortgage	47.0	31.1	43.7	86.3	71.8	51		(35)		78.1		129.6	(40)
Home Equity	9.8	6.7	7.3	7.4	5.8	46		69		16.5		10.0	65

Total	56.8	37.8	51.0	93.7	77.6	50		(27)		94.6		139.6	(32)
Loans Serviced	493	475	470	455	437	4		13		493		437	13
End-of-Period Outstandings	83.2	75.0	73.7	85.8	74.5	11		12		83.2		74.5	12
Total Average Loans Owned	79.2	72.1	79.4	80.6	71.2	10		11		75.6		67.1	13
Number of Customers (in millions)	4.2	4.1	4.1	4.0	3.9	2		8		4.2		3.9	8
MSR Carrying Value	5.7	4.2	4.8	4.0	3.0	36		90		5.7		3.0	90
30+ Day Delinquency Rate	1.18%	1.32%	1.81%	2.05%	2.23%	(14	)bp	(105	)bp	1.18%		2.23%	(105	)bp
Net Charge-Off Ratio	0.14	0.16	0.19	0.15	0.18	(2)		(4)		0.15		0.19	(4)
Overhead Ratio	44	59	56	65	30	(1,500)		1,400		51		32	1,900
Chase Cardmember Services — Reported Basis
Average Outstandings	$17.3	$17.2	$16.6	$17.3	$18.1	1%		(4)%		$17.2		$18.5	(7)%
30+ Day Delinquency Rate	3.07%	3.18%	3.34%	3.33%	3.20%	(11	)bp	(13	)bp	3.07%		3.20%	(13	)bp
Net Charge-Off Ratio	6.05	6.33	6.68	6.28	6.25	(28)		(20)		6.19		6.21	(2)
Overhead Ratio	52	56	48	51	53	(400)		(100)		54		53	100
Chase Cardmember Services — Managed Basis
End-of-Period Outstandings	$51.3	$51.0	$52.3	$50.9	$51.0	1%		1%		$51.3		$51.0	1%
Average Outstandings	51.3	51.6	51.1	50.9	50.7	(1)		1		51.5		50.8	1
Total Volume (a)	24.1	22.0	23.9	22.9	22.2	10		9		46.1		42.9	7
New Accounts (in millions)	1.0	1.0	1.0	1.1	1.0	—		—		2.0		2.1	(5)
Active Accounts (in millions)	16.4	16.5	16.5	16.3	16.4	(1)		—		16.4		16.4	—
Total Accounts (in millions)	31.0	30.8	30.8	30.6	30.3	1		2		31.0		30.3	2
Credit Cards Issued	35.7	35.4	35.3	34.8	34.3	1		4		35.7		34.3	4
30+ Day Delinquency Rate	4.27%	4.43%	4.68%	4.62%	4.40%	(16	)bp	(13	)bp	4.27%		4.40%	(13	)bp
Net Charge-Off Ratio	5.84	5.80	5.76	5.83	6.02	4		(18)		5.82		5.99	(17)
Overhead Ratio	36	39	35	35	36	(300)		—		37		36	100
Chase Auto Finance
Loan and Lease Receivables	$43.5	$44.0	$43.2	$42.8	$41.7	(1)%		4%		$43.5		$41.7	4%
Average Loan and Lease Receivables	44.1	44.3	43.5	42.1	41.7	—		6		44.2		40.7	9
Automobile Origination Volume (b)	5.4	6.8	5.5	7.0	7.9	(21)		(32)		12.2		15.3	(20)
Automobile Market Share (Year-to-Date)	5.6%	6.1%	6.1%	6.6%	6.8%	(50	)bp	(120	)bp	5.6	%(d)	6.8%	(120	)bp
30+ Day Delinquency Rate	1.06	1.10	1.46	1.16	1.14	(4)		(8)		1.06		1.14	(8)
Net Charge-Off Ratio	0.28	0.36	0.39	0.41	0.37	(8)		(9)		0.32		0.42	(10)
Overhead Ratio	37	48	37	34	33	(1,100)		400		42		34	800
Chase Regional Banking
Total Average Deposits	$81.9	$79.9	$77.1	$76.0	$74.5	3%		10%		$80.9		$73.6	10%
Total Client Assets (c)	117.9	118.4	111.1	109.5	108.1	—		9		118.2		107.0	10
Number of Branches / Banking Centers	536	532	529	528	527	1		2		536		527	2
Number of ATMs	1,711	1,718	1,730	1,740	1,735	—		(1)		1,711		1,735	(1)
Overhead Ratio	95%	100%	99%	91%	89%	(500	)bp	600	bp	97%		90%	700	bp
Chase Middle Market
Total Average Loans	$14.7	$13.8	$13.5	$14.3	$14.3	7%		3%		$14.3		$14.3	—%
Total Average Deposits	33.0	31.6	28.9	29.1	27.2	4		21		32.3		27.9	16
Nonperforming Average Loans as a % of Total Average Loans	1.03%	0.91%	1.00%	1.12%	1.24%	12	bp	(21	)bp	0.97%		1.32%	(35	)bp
Net Charge-Off Ratio	0.81	(0.03)	0.16	0.61	0.40	NM		41		0.41		0.58	(17)
Overhead Ratio	60	63	58	63	63	(300)		(300)		61		61	—

(a)	Sum of total customer purchases, cash advances and balance transfers.
(b)	Excludes amounts related to Chase Education Finance.
(c)	Deposits, money market funds and/or investment assets (including annuities).

CREDIT-RELATED INFORMATION

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Jun 30, 2004
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2004	2004	2003	2003	2003	2004	2003
CREDIT EXPOSURE
Commercial Loans:
Loans — U.S.	$47,747	$47,273	$52,024	$58,082	$55,693	1%	(14)%
Loans — Non-U.S.	31,492	31,942	31,073	30,326	35,363	(1)	(11)

Total Commercial Loans — Reported	79,239	79,215	83,097	88,408	91,056	—	(13)
Consumer Loans:
1-4 Family Residential Mortgages — First Liens	59,188	54,284	54,460	68,873	57,593	9	3
Home Equity	25,146	21,617	19,252	16,981	17,327	16	45

1-4 Family Residential Mortgages	84,334	75,901	73,712	85,854	74,920	11	13
Credit Card — Reported	16,462	15,975	16,793	16,015	16,578	3	(1)
Automobile Financings	39,456	39,118	38,695	38,867	38,151	1	3
Other Consumer	6,447	7,421	7,221	7,057	6,689	(13)	(4)

Total Consumer Loans — Reported	146,699	138,415	136,421	147,793	136,338	6	8

Total Loans — Reported	225,938	217,630	219,518	236,201	227,394	4	(1)
Credit Card Securitizations	34,138	34,478	34,856	34,315	33,789	(1)	1

Total Loans — Managed	260,076	252,108	254,374	270,516	261,183	3	—
Derivative Receivables (a)	49,980	58,434	83,751	83,787	93,602	(14)	(47)
Other Receivables	108	108	108	108	108	—	—
Commercial Lending-Related Commitments (b)	215,636	218,287	215,758	209,042	229,119	(1)	(6)

TOTAL (c)	$525,800	$528,937	$553,991	$563,453	$584,012	(1)	(10)

Memo: Total by Category Total Commercial Exposure (d)	$344,963	$356,044	$382,714	$381,345	$413,885	(3)	(17)
Total Consumer Managed Loans (c) (e)	180,837	172,893	171,277	182,108	170,127	5	6

Total	$525,800	$528,937	$553,991	$563,453	$584,012	(1)	(10)

(a)	Effective January 1, 2004, derivative receivables Credit exposure takes into account net cash received under credit support annexes to legally enforceable master netting agreements.
(b)	Includes unused advised lines of credit of $21 billion at June 30, 2004.
(c)	Excludes consumer lending-related commitments.
(d)	Represents Total Commercial Loans, Derivative Receivables, Other Receivables and Commercial Lending-Related Commitments.
(e)	Represents Total Consumer Loans plus Credit Card Securitizations.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

											Jun 30, 2004
											Change
	Jun 30		Mar 31		Dec 31		Sep 30		Jun 30		Mar 31	Jun 30
	2004		2004		2003		2003		2003		2004	2003
COMMERCIAL CREDIT EXPOSURE
Total Commercial Loans	$79,239		$79,215		$83,097		$88,408		$91,056		—%	(13)%
Derivative Receivables	49,980		58,434		83,751		83,787		93,602		(14)	(47)
Other Receivables	108		108		108		108		108		—	—
Commercial Lending-Related Commitments	215,636		218,287		215,758		209,042		229,119		(1)	(6)

Credit Exposure (a)	$344,963	100%	$356,044	100%	$382,714	100%	$381,345	100%	$413,885	100%	(3)	(17)

Risk Profile of Credit Exposure:
Investment-Grade	$285,302	83%	$293,458	82%	$316,053	83%	$316,523	83%	$345,330	83%	(3)	(17)
Noninvestment-Grade:
Noncriticized	53,304	15%	54,868	15%	57,782	15%	53,457	14%	55,711	14%	(3)	(4)
Criticized Performing	4,163	1%	5,224	2%	6,457	1%	8,240	2%	9,479	2%	(20)	(56)
Criticized Nonperforming	1,820	1%	2,163	1%	2,400	1%	3,104	1%	3,364	1%	(16)	(46)
Purchased Held for Sale Commercial Loans (b)	374	0%	331	0%	22	0%	21	0%	1	0%	13	NM

Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade Noncriticized: BB+ / Ba1 to B- / B3
Criticized: CCC+ / Caa1 & below
(a)
Credit exposure is net of risk participations, and effective January 1, 2004, the Firm elected to net cash paid and received under credit support annexes to legally enforceable master netting agreements. Credit exposure does not reflect the benefit of credit derivative hedges or, prior to January 1, 2004, liquid collateral held against derivatives contracts.

(b)	Represents distressed commercial loans purchased as part of the IB’s proprietary investing activities.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

						Jun 30, 2004
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31		Jun 30
	2004	2004	2003	2003	2003	2004		2003
NONPERFORMING ASSETS AND RATIOS
Commercial Loans:
Loans — U.S.	$774	$976	$1,092	$1,465	$1,827	(21)%		(58)%
Loans — Non-U.S.	715	839	947	1,271	1,153	(15)		(38)

TOTAL COMMERCIAL LOANS (EXCLUDING PURCHASED HFS LOANS)	1,489	1,815	2,039	2,736	2,980	(18)		(50)
Consumer Loans:
1-4 Family Residential Mortgages — First Liens	253	285	291	293	275	(11)		(8)
Home Equity	52	59	58	57	55	(12)		(5)

Total Residential Loans	305	344	349	350	330	(11)		(8)
Credit Card — Reported	9	10	11	13	13	(10)		(31)
Automobile Financings	111	107	119	113	111	4		—
Other Consumer	55	58	66	70	66	(5)		(17)

TOTAL CONSUMER LOANS	480	519	545	546	520	(8)		(8)
TOTAL LOANS (EXCLUDING PURCHASED HFS COMMERCIAL LOANS)	1,969	2,334	2,584	3,282	3,500	(16)		(44)
Derivative Receivables	223	240	253	260	276	(7)		(19)
Other Receivables	108	108	108	108	108	—		—
Assets Acquired in Loan Satisfactions	182	200	216	203	227	(9)		(20)

TOTAL NONPERFORMING ASSETS (EXCLUDING PURCHASED HFS COMMERCIAL LOANS)	$2,482	$2,882	$3,161	$3,853	$4,111	(14)		(40)

PURCHASED HELD FOR SALE COMMERCIAL LOANS(a)	$374	$331	$22	$21	$1	13		NM

TOTAL NONPERFORMING ASSETS (EXCLUDING PURCHASED HFS COMMERCIAL LOANS) TO TOTAL ASSETS	0.30%	0.36%	0.41%	0.49%	0.51%	(6	)bp	(21	)bp

PAST DUE 90 DAYS AND OVER AND ACCRUING
Commercial Loans:
Loans — U.S.	$7	$56	$41	$35	$35	(88)%		(80)%
Loans — Non-U.S.	5	26	5	2	—	(81)		NM

TOTAL COMMERCIAL LOANS — REPORTED	12	82	46	37	35	(85)		(66)
Consumer Loans:
1-4 Family Residential Mortgages — First Liens	—	—	—	—	—	NM		NM
Home Equity	—	—	—	—	—	NM		NM

Total Residential Loans	—	—	—	—	—	NM		NM
Credit Card — Reported	214	230	248	229	229	(7)		(7)
Automobile Financings	—	—	—	—	—	NM		NM
Other Consumer	19	19	21	21	21	—		(10)

TOTAL CONSUMER LOANS — REPORTED	233	249	269	250	250	(6)		(7)
TOTAL LOANS — REPORTED	245	331	315	287	285	(26)		(14)
Credit Card Securitizations	766	854	879	814	792	(10)		(3)

TOTAL LOANS — MANAGED	1,011	1,185	1,194	1,101	1,077	(15)		(6)
Derivative Receivables	—	—	—	—	—	NM		NM

TOTAL CREDIT PORTFOLIO	$1,011	$1,185	$1,194	$1,101	$1,077	(15)		(6)

(a)	Represents distressed commercial loans purchased as part of the IB’s proprietary investing activities.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except rates)

						2QTR 2004						YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004		2Q 2003		2004	2003	2003
NET CHARGE-OFFS
Commercial Loans:
Loans — U.S.	$106	$11	$1	$194	$185	NM		(43)%		$117	$303	(61)%
Loans — Non-U.S.	(34)	91	7	65	72	NM		NM		57	246	(77)

Total Commercial Loans — Reported	72	102	8	259	257	(29)%		(72)		174	549	(68)
Consumer Loans:
1-4 Family Residential Mortgages — First Liens	4	2	9	4	5	100		(20)		6	10	(40)
Home Equity	2	3	1	1	6	(33)		(67)		5	8	(38)

Total Residential Loans	6	5	10	5	11	20		(45)		11	18	(39)
Credit Card — Reported	247	257	266	263	268	(4)		(8)		504	543	(7)
Automobile Financings	31	40	43	43	39	(23)		(21)		71	85	(16)
Other Consumer	36	40	47	44	39	(10)		(8)		76	89	(15)

Total Consumer Loans — Reported	320	342	366	355	357	(6)		(10)		662	735	(10)
Total Loans — Reported	392	444	374	614	614	(12)		(36)		836	1,284	(35)
Credit Card Securitizations	486	473	462	471	480	3		1		959	937	2

Total Loans — Managed	878	917	836	1,085	1,094	(4)		(20)		1,795	2,221	(19)
Commercial Lending-Related Commitments	—	—	—	—	—	NM		NM		—	—	NM

TOTAL CREDIT PORTFOLIO	$878	$917	$836	$1,085	$1,094	(4)		(20)		$1,795	$2,221	(19)

NET CHARGE-OFF RATES — ANNUALIZED
Commercial Loans:
Loans — U.S.	0.84%	0.09%	0.01%	1.21%	1.40%	75	bp	(56	)bp	0.47%	1.13	(66	)bp
Loans — Non-U.S.	(0.44)	1.18	0.09	0.84	0.88	NM		NM		0.37	1.48	(111)
Total Commercial Loans — Reported	0.35	0.50	0.04	1.09	1.20	(15)		(85)		0.43	1.26	(83)
Consumer Loans:
1-4 Family Residential Mortgages — First Liens	0.03	0.02	0.06	0.02	0.04	1		(1)		0.02	0.04	(2)
Home Equity	0.03	0.06	0.02	0.02	0.15	(3)		(12)		0.05	0.10	(5)
Total Residential Loans	0.03	0.03	0.05	0.02	0.06	—		(3)		0.03	0.05	(2)
Credit Card — Reported	6.03	6.30	6.66	6.26	6.22	(27)		(19)		6.17	6.19	(2)
Automobile Financings	0.31	0.41	0.43	0.45	0.41	(10)		(10)		0.36	0.47	(11)
Other Consumer	2.05	2.06	2.56	2.53	2.15	(1)		(10)		2.05	2.35	(30)
Total Consumer Loans — Reported	0.90	1.01	1.02	0.98	1.07	(11)		(17)		0.95	1.14	(19)
Total Loans — Reported	0.70	0.82	0.64	1.03	1.12	(12)		(42)		0.76	1.19	(43)
Credit Card Securitizations	5.74	5.53	5.31	5.57	5.90	21		(16)		5.63	5.85	(22)
Total Loans — Managed	1.36	1.46	1.25	1.59	1.74	(10)		(38)		1.41	1.79	(38)
Lending-Related Commitments	—	—	—	—	—	—		—		—	—	—
TOTAL CREDIT PORTFOLIO	0.74	0.79	0.69	0.88	0.91	(5)		(17)		0.76	0.93	(17)
Memo: Credit Card — Managed	5.83	5.78	5.74	5.80	6.01	5		(18)		5.81	5.97	(16)

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except rates)

						2QTR 2004						YTD 2004
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004		2Q 2003		2004	2003	2003
SUMMARY OF CHANGES IN THE ALLOWANCE
LOANS:
Beginning Balance	$4,120	$4,523	$4,753	$5,087	$5,215	(9)%		(21)%		$4,523	$5,350	(15)%
Net Charge-Offs	(392)	(444)	(374)	(614)	(614)	12		36		(836)	(1,284)	35
Provision for Loan Losses	240	42	144	278	487	471		(51)		282	1,157	(76)
Other	(1)	(1)	—	2	(1)	—		—		(2)	(136)	99

Ending Balance	$3,967	$4,120	$4,523	$4,753	$5,087	(4)		(22)		$3,967	$5,087	(22)

LENDING-RELATED COMMITMENTS:
Beginning Balance	$297	$324	$329	$384	$436	(8)		(32)		$324	$363	(11)
Net Charge-Offs	—	—	—	—	—	NM		NM		—	—	NM
Provision for Lending-Related Commitments	(37)	(27)	(5)	(55)	(52)	(37)		29		(64)	21	NM
Other	—	—	—	—	—	NM		NM		—	—	NM

Ending Balance	$260	$297	$324	$329	$384	(12)		(32)		$260	$384	(32)

ALLOWANCE COMPONENTS AND RATIOS
LOANS:
Commercial — Specific	$549	$716	$917	$1,096	$1,371	(23)		(60)
Commercial — Expected	452	411	454	481	548	10		(18)

Total Commercial	1,001	1,127	1,371	1,577	1,919	(11)		(48)
Consumer Expected	2,180	2,177	2,257	2,234	2,226	—		(2)

Total Specific and Expected	3,181	3,304	3,628	3,811	4,145	(4)		(23)
Residual Component	786	816	895	942	942	(4)		(17)

Total Allowance for Loan Losses	$3,967	$4,120	$4,523	$4,753	$5,087	(4)		(22)

LENDING-RELATED COMMITMENTS:
Commercial — Specific	$114	$146	$172	$187	$252	(22)		(55)
Commercial — Expected	99	104	105	95	85	(5)		16

Total Specific and Expected	213	250	277	282	337	(15)		(37)
Residual Component	47	47	47	47	47	—		—

Total Allowance for Lending-Related Commitments	$260	$297	$324	$329	$384	(12)		(32)

Total Allowance for Credit Losses	$4,227	$4,417	$4,847	$5,082	$5,471	(4)		(23)

Allowance for Loan Losses to Total Loans (a)	1.76%	1.90%	2.06%	2.01%	2.24%	(14	)bp	(48	)bp
Allowance for Loan Losses to Total Nonperforming Loans(a)	201	177	175	145	145	2,400		5,600
Allowance for Loan Losses to Total Nonperforming Assets (a)	160	143	143	123	124	1,700		3,600
CREDIT COSTS
Loans:
Commercial	$(53)	$(141)	$(197)	$(85)	$58	62%		NM		$(194)	$252	NM
Consumer	323	262	388	363	329	23		(2)%		585	740	(21)%

Total Specific and Expected	270	121	191	278	387	123		(30)		391	992	(61)
Residual Component	(30)	(79)	(47)	—	100	62		NM		(109)	165	NM

Total Provision for Loan Losses	240	42	144	278	487	471		(51)		282	1,157	(76)

Lending-Related Commitments:
Commercial	(37)	(27)	(5)	(55)	(52)	(37)		29		(64)	13	NM
Residual Component	—	—	—	—	—	NM		NM		—	8	NM

Total Provision for Lending-Related Commitments	(37)	(27)	(5)	(55)	(52)	(37)		29		(64)	21	NM

Provision for Credit Losses	203	15	139	223	435	NM		(53)		218	1,178	(81)
Securitized Credit Losses	486	473	462	471	480	3		1		959	937	2

Total Managed Credit Costs	$689	$488	$601	$694	$915	41		(25)		$1,177	$2,115	(44)

(a)	Excludes purchased held for sale commercial loans.

SUPPLEMENTAL DETAIL

J.P. MORGAN CHASE & CO. CAPITAL

								2QTR 2004							YTD 2004
	2QTR		1QTR	4QTR	3QTR	2QTR		Change				Year-to-date			Change
	2004		2004	2003	2003	2003		1Q 2004		2Q 2003		2004		2003	2003
AVAILABLE VERSUS REQUIRED AVERAGE CAPITAL
(in billions)
Common Stockholders’ Equity	$46.9		$45.8	$44.2	$43.1	$42.8		2%		10%		$46.3		$42.3	9%
Economic Risk Capital
Credit Risk	8.2	(a)	9.5	10.6	12.6	14.4		(14)		(43)		8.9	(a)	14.7	(39)
Market Risk	5.8	(a)	5.6	4.7	5.0	4.3		4		35		5.7	(a)	4.3	33
Operational Risk	3.2	(a)	3.4	3.5	3.4	3.5		(6)		(9)		3.3	(a)	3.5	(6)
Business Risk	1.7	(a)	1.7	1.7	1.7	1.7		—		—		1.7	(a)	1.7	—
Private Equity Risk	4.2	(a)	4.6	5.2	5.4	5.4		(9)		(22)		4.3	(a)	5.4	(20)

Economic Risk Capital	23.1	(a)	24.8	25.7	28.1	29.3		(7)		(21)		23.9	(a)	29.6	(19)

Goodwill / Intangibles	9.6	(a)	9.5	9.1	8.8	8.9		1		8		9.5	(a)	8.9	7
Asset Capital Tax	4.1	(a)	3.9	4.0	4.1	3.9		5		5		4.0	(a)	4.0	—

Capital Against Nonrisk Factors	13.7	(a)	13.4	13.1	12.9	12.8		2		7		13.5	(a)	12.9	5

Total Capital Allocated to Business Activities	36.8	(a)	38.2	38.8	41.0	42.1		(4)		(13)		37.4		42.5	(12)
Diversification Effect	(5.1	)(a)	(5.3)	(5.1)	(5.3)	(5.0)		(4)		2		(5.2	)(a)	(5.1)	(2)

Total Required Internal Capital	31.7	(a)	32.9	33.7	35.7	37.1		(4)		(15)		32.2	(a)	37.4	(14)

Firm Capital in Excess of Required Capital	$15.2	(a)	$12.9	$10.5	$7.4	$5.7		18		167		$14.1	(a)	$4.9	188

COMMON SHARES OUTSTANDING
(in millions)
Basic Weighted-Average Shares Outstanding	2,042.8		2,032.3	2,016.2	2,012.2	2,005.6		1		2		2,037.6		2,002.8	2
Diluted Weighted-Average Shares Outstanding	2,099.6		2,092.7	2,079.3	2,068.2	2,050.6		—		2		2,096.3		2,036.3	3
Common Shares Outstanding — at Period-End	2,087.5		2,081.7	2,042.6	2,039.2	2,035.1		—		3
CASH DIVIDENDS DECLARED PER SHARE	$0.34		$0.34	$0.34	$0.34	$0.34		—		—		$0.68		$0.68	—
BOOK VALUE PER SHARE	21.52		22.62	22.10	21.55	21.53		(5)		—
SHARE PRICE
High	$42.57		$43.84	$36.99	$38.26	$36.52		(3)		17		$43.84		$36.52	20
Low	34.62		36.30	34.45	32.40	23.75		(5)		46		34.62		20.13	72
Close	38.77		41.95	36.73	34.33	34.18		(8)		13
CAPITAL RATIOS
(in millions, except ratios)
Tier 1 Capital	43,537	(a)	$44,686	$43,167	$42,533	$41,115		(3)		6
Total Capital	59,357	(a)	60,898	59,816	59,455	58,848	(b)	(3)		1
Risk-Weighted Assets	530,180	(a)	534,971	507,456	490,590	491,500		(1)		8
Adjusted Average Assets	790,390	(a)	758,260	765,910	770,707	751,376		4		5
Tier 1 Capital Ratio	8.2%	(a)	8.4%	8.5%	8.7%	8.4	%(b)	(20	)bp	(20	)bp
Total Capital Ratio	11.2	(a)	11.4	11.8	12.1	12.0	(b)	(20)		(80)
Tier 1 Leverage Ratio	5.5	(a)	5.9	5.6	5.5	5.5		(40)		—

(a)	Estimated
(b)
The Firm changed the way it calculates risk-weighted assets during the third quarter of 2003. The June 30, 2003 Tier 1 and Total Capital ratios of 8.4% and 12.0%, respectively, are calculated on the same basis as for September 30, 2003. The June 30, 2003 Tier 1 and Total Capital ratios were previously reported as 8.7% and 12.4%, respectively.

Prior quarters have not been restated.

J.P. MORGAN CHASE & CO. MARKET RISK — INVESTMENT BANK AVERAGE TRADING VAR

						2QTR 2004				YTD 2004
(in millions)	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2004	2004	2003	2003	2003	1Q 2004	2Q 2003	2004	2003	2003
IB Trading Portfolio:
Interest Rate	$89.7	$84.0	$75.8	$65.8	$60.5	7%	48%	$86.9	$57.1	52%
Foreign Exchange	16.3	22.2	20.3	14.8	15.2	(27)	7	19.2	16.2	19
Equities	28.6	40.6	40.9	12.0	9.2	(30)	211	34.5	10.1	242
Commodities	2.8	2.5	2.7	3.5	3.1	12	(10)	2.6	2.7	(4)
Hedge Fund Investment	5.2	5.7	5.4	5.9	4.5	(9)	16	5.5	4.0	38
Less: Portfolio Diversification	(41.3)	(49.5)	(50.6)	(33.5)	(34.3)	(17)	20	(45.4)	(34.2)	(33)

Total Investment Bank Trading VAR	$101.3	$105.5	$94.5	$68.5	$58.2	(4)	74	$103.3	$55.9	85

J.P. MORGAN CHASE & CO. Glossary of Terms

Assets Under Management: Represent assets managed by Investment Management & Private Banking on behalf of institutional, retail and private banking clients. Excludes assets managed at American Century Companies, Inc., in which the Firm has a 43% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.

Average Allocated Capital: Represents the portion of average common stockholders’ equity allocated to the business segments, based on their respective risks. The total average allocated capital of all business segments equals the total average common stockholders’ equity of the Firm.

Average Goodwill Capital: The Firm allocates capital to businesses equal to 100% of the carrying value of goodwill. Average goodwill capital is equal to the average carrying value of goodwill.

Average Managed Assets: Includes credit card receivables that have been securitized.

Average Tangible Allocated Capital: Average allocated capital less the average capital allocated for goodwill.

bp: Denotes basis points; 100 bp equals 1%.

Corporate: Includes Support Units and the effect remaining at the corporate level after the implementation of management accounting policies.

FIN 46: Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”

Managed Credit Card Receivables: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.

NM: Not meaningful

Operating (Managed) Basis or Operating Earnings: In addition to analyzing the Firm’s results on a reported basis, management looks at results on an “operating basis”, which is a non-GAAP measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of the Investment Bank, the operating basis includes the reclassification of net interest income related to trading activities to Trading Revenue. In the case of Chase Financial Services and Chase Cardmember Services, “operating” or “managed” basis excludes the impact of credit card securitizations. Operating basis excludes the Litigation Reserve and Merger Costs, as management believes these items are not part of the Firm’s normal daily business operations and, therefore, not indicative of trends, and also do not provide meaningful comparisons with other periods.

Other Consumer Loans: Consists of manufactured housing loans, installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.

Overhead Ratio: Noninterest expense as a percentage of revenue before provision for credit losses.

Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations.

Return on Tangible Allocated Capital: Operating earnings less preferred dividends as a percentage of average allocated capital, excluding the capital allocated for goodwill.

Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Shareholder Value Added (“SVA”): Represents operating earnings minus preferred dividends and an explicit charge for capital.

Tangible Shareholder Value Added: SVA less the impact of goodwill on operating earnings and capital charges.

Unaudited: The financial statements and information included throughout this document are unaudited, and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.

Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.